UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022 (December 7, 2022)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board of Directors (the “Board”) of Global Medical REIT Inc., a Maryland corporation (the “Company”), held on December 7, 2022, the Board approved and adopted effective as of such date the Fourth Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), amending certain provisions to ensure compliance with the federal proxy rules, including Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), among other administrative amendments.

Article II (Meetings of Stockholders) has been updated to:

•	Amend language to ensure that any stockholder casting a vote by proxy complies with Maryland law and the Company’s bylaws;
•	Reflect the requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;
•	Update the provisions related to the information required to be included in a stockholder’s notice of nomination of individuals for election as a director and the information required to be included in any notice of other business the stockholder proposes to bring before a meeting;
•	Require a stockholder submitting a director nomination to make a written undertaking that such stockholder intends to solicit holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the director nomination;
•	Update the accompanying certifications made by a stockholder submitting a notice of nomination of individuals for election as a director; and
•	Reflect that the Company will disregard any proxy authority granted in favor of any proposed director nominee if the stockholder soliciting proxies in support of such proposed nominee abandons the solicitation or does not comply with Rule 14a-19 under the Exchange Act.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.2	Fourth Amended and Restated Bylaws of Global Medical REIT Inc., effective as of December 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: December 7, 2022